Allowance for Credit Losses (Tables)	9 Months Ended
Sep. 30, 2022
Credit Loss [Abstract]
Summary of Expected Credit Allowance Activity

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the nine months ended September 30, 2022.

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance at December 31, 2021	673	8,642	4,049	6,927	20,291
Credit loss expense	(42)	17,940	3,333	3,561	24,792
Write-Offs	-	(14,505)	(3,678)	(126)	(18,309)
Other (1)	(68)	99	(351)	(77)	(397)
Balance at September 30, 2022	563	12,176	3,353	10,285	26,377

(1)
Other mainly relates to the impact of foreign exchange.